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                                                                    Exhibit 99.1


       SETTLEMENT AGREEMENT AMONG DYNEGY INC., DYNEGY HOLDINGS INC., CGNN
                 HOLDING COMPANY, INC. AND MCTJ HOLDING CO. LLC.

            This settlement agreement (the "MCTJ/CGNN Settlement Agreement") is entered into as of the 3rd day of January 2002 by and among Dynegy Inc. ("Dynegy"), Dynegy Holdings Inc. ("Dynegy Holdings"), CGNN Holding Company, Inc. ("CGNN"), and MCTJ Holding Co. LLC ("MCTJ").

                                    RECITALS

            WHEREAS, by an Option Agreement dated as of November 9, 2001, as amended by an Amendment to Option Agreement, dated as of November 19, 2001 (as amended, the "Option Agreement," attached as Exhibits A and B hereto), Dynegy Holdings contracted with CGNN and others for an option (the "Option") to purchase from CGNN all of the outstanding membership interests in MCTJ;

            WHEREAS, Dynegy acquired 100% of the preferred stock of Northern Natural Gas Company ("NNGC");

            WHEREAS, concurrently with the Option Agreement, by a Purchase Option Agreement, dated as of November 9, 2001, as amended by the Amendment to Purchase Option Agreement, dated as of November 19, 2001 (as amended, the "Purchase Option Agreement," attached as Exhibits C and D hereto), CGNN and others contracted with Dynegy and Dynegy Holdings for an option to repurchase all of the outstanding membership interests in MCTJ and 100% of the preferred stock of NNGC (the "Purchase Option");

            WHEREAS, Dynegy gave Enron notice on November 28, 2001 that it was terminating the Merger Agreement pursuant to section 9.4(a) and, immediately thereafter, Dynegy Holdings gave notice to CGNN that it was exercising the Option under


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section 2.5.1.4 of the Option Agreement to purchase all of the outstanding membership interests of MCTJ;

            WHEREAS, on December 10, 2001, Dynegy Holdings gave notice to CGNN that it was exercising the Option under section 2.5.1.5 of the Option Agreement to purchase all of the outstanding membership interests of MCTJ;

            WHEREAS, a dispute has arisen among Dynegy, Dynegy Holdings, CGNN, MCTJ, Enron Corp. ("Enron"), and Enron Transportation Services Co. ("Enron Transportation") regarding Dynegy Holdings' right to exercise the Option under the Option Agreement (the "Dispute");

            WHEREAS, claims were brought in an adversary proceeding styled Adversary Proceeding No. 01-03626, Case No. 01-16034 (AJG) (Chapter 11), ENRON CORP., ENRON TRANSPORTATION SERVICES CO., CGNN HOLDING COMPANY, INC., AND MCTJ HOLDING CO. LLC V. DYNEGY INC. AND DYNEGY HOLDINGS INC., in the United States Bankruptcy Court for the Southern District of New York (the "Adversary Proceeding") seeking, among other things, a declaration that Dynegy Holdings had no right to exercise the Option provided by the Option Agreement; and

            WHEREAS, Dynegy and Dynegy Holdings brought a suit styled Cause No. 2001-61378; DYNEGY INC. AND DYNEGY HOLDINGS, INC. VS. CGNN HOLDING COMPANY, INC. AND MCTJ HOLDING CO. LLC, in the 333rd Judicial District Court of Harris County, Texas (the "Texas Suit") alleging that CGNN and MCTJ wrongfully breached the Option Agreement and seeking, among other things, specific performance and temporary injunctive relief;




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            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the undersigned hereby agree as follows:

      1. The undersigned agree to take all steps necessary for a closing, as defined and provided for in the Option Agreement, and the delivery at said closing of all outstanding membership interests in MCTJ pursuant to the terms of the Option Agreement. The undersigned agree that the Closing will occur as soon as reasonably possible, but in no event later than the earlier of (i) January 30, 2002 or (ii) the day before the expiration of the Standstill Period as defined in the Agreement and Consent. As of the date of this MCTJ/CGNN Settlement Agreement, neither Dynegy nor Dynegy Holdings has received any written notice from the Co-Administrative Agents that the Secured Parties have decided to take any Remedial Action, which would cause the Standstill Period to begin to run as defined in the Agreement and Consent. Dynegy and Dynegy Holdings will send any such written notice by facsimile to CGNN's counsel, Greg A. Danilow, within two (2) business days after receipt thereof. The Closing shall occur at the offices of Baker Botts L.L.P. in Houston, Texas. The undersigned agree to perform their respective covenants and obligations under the Option Agreement, including but not limited to satisfying all conditions to Closing referred to in section 3.3 of the Option Agreement, complying with all covenants referred to in section 4 of the Option Agreement, and complying with all other covenants and obligations under the Option Agreement, as amended by this MCTJ/CGNN Settlement Agreement.

      2. Without waiving strict compliance with any other obligation under the Option Agreement, the undersigned specifically agree as follows:


            a.  To facilitate the Section 338(h)(10) Elections referred to in section 4.1 of the Option Agreement, the undersigned agree to




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                comply with all their obligations referred to in section 4.1 of the Option Agreement.


            b. In accordance with the definition of Estimated Working Capital in the Option Agreement, CGNN will deliver to Dynegy and Dynegy Holdings a good faith estimate of Estimated Working Capital by the date five (5) business days prior to the scheduled Closing.

            c. In accordance with section 2.6 of the Option Agreement, the undersigned agree that they will comply with all obligations referred to in that section for calculation of Final Working Capital and settlement of the working capital adjustment.

            d.  Upon payment by Dynegy of the Exercise Price to CGNN pursuant to section 2.3 of the Option Agreement, CGNN agrees to segregate such funds from all other funds and place such funds in an escrow account with an independent commercial bank pursuant to a customary escrow agreement and to not subject such funds to any encumbrance or any zero balance cash management program or other cash sweep or other cash management program of Enron Corp. or any affiliate of Enron Corp. or any bankrupt entity, or otherwise commingle such funds with any other funds, until such time as the parties have certified to the escrow agent that all obligations under section 2.6 of the Option Agreement are completed.

      3. The undersigned further agree to perform their respective covenants and obligations in the Purchase Option Agreement; provided, however, that notwithstanding the provisions of section 2.2 of the Purchase Option Agreement,
(1) the Purchase Option shall be exercisable until June 30, 2002 (the "Option Term"), and (2) any exercise of the Purchase Option must be all outstanding membership interests in MCTJ and all outstanding shares of Series A Preferred Stock simultaneously. Further, the Exercise Price of the Purchase Option for all outstanding membership interests in MCTJ shall be the total sum of (i) $24 million, PLUS (ii) $950 million, MINUS (iii) the aggregate amount of outstanding principal indebtedness under the Bank Credit Facility and the Senior Notes and any Permitted Refinancing Debt related thereto on the Closing Date of the Purchase Option Agreement, PLUS (iv) the positive or negative change in Working Capital



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calculated from the Closing Date of the Option Agreement to the Estimated
Working Capital based on the definition of Working Capital provided in the Purchase Option Agreement, MINUS (v) any increase in long-term debt (other than Debt referred to in (iii) above) between the closing under the Option Agreement and the closing under the Purchase Option Agreement, PLUS (vi) any decrease in long-term Debt (other than Debt referred to in (iii) above) between the closing under the Option Agreement and the closing under the Purchase Option Agreement, PLUS (vii) any accrued but unpaid dividends on the Series A Preferred Stock as of the closing under the Option Agreement. The exercise price of the Purchase Option for all shares of the Series A Preferred Stock shall be $1.5 billion. All capitalized terms used in this paragraph shall have the meanings set forth for each such term in the Purchase Option Agreement.

      4. Immediately upon execution of the Agreement of same date herewith by and among Dynegy, Dynegy Holdings, Enron, and Enron Transportation (the "Agreement") and of this MCTJ/CGNN Settlement Agreement, the undersigned shall execute the Stipulation and Order attached as Exhibit E hereto and shall jointly cause the Stipulation and Order to be filed in the Adversary Proceeding.

      5. Immediately upon execution of the Agreement and of this MCTJ/CGNN Settlement Agreement, the undersigned shall execute the Agreed Judgment attached as Exhibit F hereto and shall jointly cause the dismissal of the Texas Suit with prejudice in accordance with the Agreed Judgment.

      6. The undersigned agree that by entering into this MCTJ/CGNN Settlement Agreement, no party is admitting any liability. Neither this MCTJ/CGNN Settlement Agreement nor the performance of the undersigned under the Option Agreement can be




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used by any party as an admission or evidence, or by way of collateral estoppel or res judicata, as to whether Dynegy was validly entitled to terminate the merger agreement ("Merger Agreement") by and among Dynegy, Enron, and related parties, dated as of November 9, 2001, under section 9.4(a) of that agreement, or whether Dynegy Holdings was validly entitled to exercise the Option under the Option Agreement. Nothing in this MCTJ/CGNN Settlement Agreement or in the Agreed Judgment will have any adverse impact or effect on any claim against Dynegy or Dynegy Holdings by Enron (and its affiliates) in the Adversary Proceeding, including any claim seeking to recover damages based on allegations that Dynegy Holdings' exercise of the Option was improper, or claims, if any, arising in or related to Enron's Title 11 case, with any claims by CGNN against Dynegy Inc. or Dynegy Holdings to be brought only in state district court in Harris County, Texas. The undersigned specifically reserve any claims, defenses, and counterclaims in the Adversary Proceeding as to breaches of the Merger Agreement and the Option Agreement. Dynegy and Dynegy Holdings agree that they will not institute any suit against CGNN in Texas with respect to their exercise of the option under the Option Agreement, including but not limited to their right to exercise such option and/or their right to terminate the Merger Agreement, PROVIDED, HOWEVER, that if CGNN sues Dynegy Inc. or Dynegy Holdings, Dynegy Inc. and Dynegy Holdings shall have the right to assert all available counterclaims for damages.

      7. Should any dispute arise concerning the construction and/or enforcement of this MCTJ/CGNN Settlement Agreement, each of the undersigned hereby consents to the exclusive jurisdiction of the 333rd Judicial District Court, Harris County, Texas, which shall be the sole forum for resolving such dispute. The undersigned further agree



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that any dispute concerning this MCTJ/CGNN Settlement Agreement will be governed by Texas law. Notwithstanding the foregoing, nothing in this MCTJ/CGNN
Settlement Agreement or the Agreed Judgment, including but not limited to the forum selection provisions of this paragraph, may be relied on by Dynegy or Dynegy Holdings in connection with any motion or other proceeding concerning the appropriate venue or jurisdiction for the claims asserted in the Adversary Proceeding (including any amended pleadings therein), the bankruptcy case filed by Enron and certain affiliates, or any other action or proceeding.


      8. The undersigned acknowledge that an Agreement is simultaneously being executed by and among Dynegy, Dynegy Holdings, Enron, and Enron Transportation, which may be subject to bankruptcy court approval. The undersigned agree that if either Enron or Enron Transportation fails to perform under the Agreement, including the failure to cooperate in obtaining bankruptcy court approval, if necessary, CGNN and MCTJ remain bound to this MCTJ/CGNN Settlement Agreement.


Dynegy Inc.                            CGNN Holding Company, Inc.

/s/ Keith Fullenweider                 /s/ Stanley C. Horton
-------------------------------,       ------------------------------------,

by: Keith Fullenweider                 by: Stanley C. Horton
   ----------------------------           ---------------------------------

its  Senior Vice President             its  Chairman of the Board,
   ----------------------------             President and Chief Executive
                                            Officer
                                            ---------------------------------


Dynegy Holdings Inc.                   MCTJ Holding Co. LLC

/s/ Keith Fullenweider                 /s/ Stanley C. Horton
-------------------------------        ------------------------------------

by: Keith Fullenweider                 by: Stanley C. Horton
   ----------------------------           ---------------------------------

its  Senior Vice President             its  Chairman of the Board,
   ----------------------------             President and Chief Executive
                                            Officer
                                            ---------------------------------



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